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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        September 22, 1997                              0-16132
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          Date of Report                         Commission File Number
(Date of earliest event reported)


                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                                    22-2711928
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(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation or organization)



                               7 Powder Horn Drive
                            Warren, New Jersey 07059
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               (Address of Principal Executive Offices) (Zip Code)


                                 (908) 271-1001
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              (Registrant's telephone number, including area code)


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Item 5.   Other Events.

          On September 22, 1997, Celgene Corporation (the "Company") issued a press release announcing that it has received an "approvable letter" from the U.S. Food and Drug Administration for thalidomide in the treatment of the cutaneous manifestations of erythema nodosum leprosum, a severe and debilitating condition associated with leprosy. The press release is filed as an exhibit hereto and is hereby incorporated by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


          (a)  not applicable

          (b)  not applicable

          (c)  Exhibits
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               99   Press Release, dated September 22, 1997.


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 23, 1997                    CELGENE CORPORATION



                                            By:   /s/ John W. Jackson
                                                  -------------------
                                            Name:   John W. Jackson
                                            Title:  Chairman of the Board and
                                                     Chief Executive Officer


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